                                                                    EXHIBIT 99.1

In re: Lason, Inc                                               Case No.01-11488
Debtor                                               Reporting Period: May, 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                     ASSETS                                                BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                               -                            -
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                  41,270,095                   41,270,095
TOTAL OTHER ASSETS                                                              41,270,095                   41,270,095

TOTAL ASSETS                                                                    41,270,095                   41,270,095


          LIABILITIES AND OWNER EQUITY                                     BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition) Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                           -                            -
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                           -                            -

TOTAL LIABILITIES                                                                        -                            -
OWNER EQUITY
Capital Stock                                                                       47,740                       47,740
Additional Paid-In Capital                                                      41,227,424                   41,227,424
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                    (5,069)                      (5,069)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                41,270,095                   41,270,095
TOTAL LIABILITIES AND OWNERS' EQUITY                                            41,270,095                   41,270,095

In re: Lason, Inc                                               Case No.01-11488
Debtor                                               Reporting Period: May, 2002

                       BALANCE SHEET - continuation sheet

                     ASSETS                                                BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE
Other Current Assets









Other Assets

Due to/from Lason Services                                                      41,270,095                   41,270,095






                                                                                41,270,095                   41,270,095


          LIABILITIES AND OWNER EQUITY                                     BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                         CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.